Putnam
Health
Sciences
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-03

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the fiscal year ended August 31, 2003, Putnam Health Sciences Trust posted positive results at net asset value, though it came in behind both its benchmark index and its Lipper competitive average. You will find the details on the facing page.

As you will see in the accompanying report from the management team, the reasons for the underperformance were twofold. In the first place, the market strength that drove both the index and the competitive average came largely from stocks of companies with risk profiles much higher than your fund's selection criteria allow. The second detractor was the overall weakness in the pharmaceuticals industry, one of the largest and most important sources of investments for the fund.

While no one can make assurances in such matters, market conditions suggest that better days may lie ahead for equity investors. What we told you at the midpoint of this fiscal year bears repeating here. We deeply appreciate your continued confidence in Putnam and we firmly believe that over the long haul your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

October 15, 2003



Report from Fund Management

Fund highlights

* Putnam Health Sciences Trust's class A shares posted returns of 5.85% at net asset value and -0.24% at public offering price for the 12-month period ended August 31, 2003.

* The fund's performance was below that of its benchmark, the S&P 500 Index, which returned 12.07% for the period. This was due to weakness in the pharmaceutical sector and the fact that many strong-performing stocks in the index did not meet our selection criteria.

* For the same reasons, the fund's performance was below the average return of 19.34% for the Lipper Health/Biotechnology Funds category, which was largely driven by funds that are focused primarily on biotechnology.

* See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.


Performance commentary

Your fund delivered a positive return at net asset value for the 12 months ended August 31, 2003, but lagged its benchmark and the average return for funds in its Lipper peer group. This is primarily because many of the stocks that performed well during the period did not meet our quality criteria. In addition, your fund was not as heavily invested in small-company biotechnology stocks because we believed their valuations were not attractive. These stocks, which tend to be volatile, performed well during the period. We believe the benchmark index may have had greater exposure to lower-quality stocks, which had the strongest upswings during the period. A number of funds within your fund's Lipper peer group invest in a more narrow range of industries, with many focused exclusively on biotechnology stocks. When one industry performs better than others, as the more volatile biotech industry did during the period, funds focused on that area will perform better than more diversified funds. Your fund's portfolio, on the other hand, is spread across the full range of health-care industries, including pharmaceuticals, biotechnology, health-care services, and medical technology.

FUND PROFILE

Putnam Health Sciences Trust seeks capital appreciation by investing mainly in stocks of companies in the health-sciences industries. The fund targets companies of all sizes in industries such as pharmaceuticals, health-care services, and biotechnology. The fund may be appropriate for investors seeking long-term growth of capital.


Market overview

The 12-month period ended August 31, 2003, was characterized by volatility in the financial markets. Early in the period, the market generally declined as investors, discouraged by almost three years of market losses, either sold stocks or avoided getting back into the market. Despite an 8-week rally in late 2002, market declines continued through the early months of 2003 as the prospect of war with Iraq loomed, worried consumers spent less, and the earnings outlook worsened for many businesses. In the last half of the period, however, a brighter picture began to emerge. In the second quarter of 2003, the Dow Jones Industrial Average delivered its strongest quarterly gain since the fourth quarter of 2001. The market upswing began in April 2003, when the end of full-scale military conflict in Iraq eased investor concerns about the economic impact of a long war. In addition, a series of earnings announcements from businesses exceeded expectations and boosted investor confidence. In May, the market continued its upward climb, breaking through its January peak. Investor optimism continued to build with federal tax cuts, positive economic data, and another interest-rate cut by the Federal Reserve Board in June. In August, the Dow recorded its sixth consecutive monthly gain.

Within health care, stocks in the biotechnology and health-care services industries delivered strong performance during the period. However, large pharmaceutical companies, which represented the greatest portion of your fund's portfolio and the global health-care market capitalization, were weak performers during the period. These companies continued to face a number of challenges, including lower-than-expected sales of new products, the impact of patent expirations for blockbuster drugs on company earnings, and delays in the introduction of many new drugs by the Food and Drug Administration.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 8/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     12.07%
-------------------------------------------------------------------------------
Goldman Sachs Healthcare Index (health-care stocks)                    11.66%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                  9.11%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (small- and midsize-company
growth stocks)                                                         30.39%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.36%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. government bonds)                    2.99%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global bonds)                    9.43%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/03.
-------------------------------------------------------------------------------


Strategy overview

When selecting stocks for the portfolio, we look for companies that exhibit what we believe to be high-quality growth characteristics, such as solid product pipelines, strong revenue, and cash-flow growth. We also look for stocks whose prices are attractive relative to the company's growth potential and peer universe. While we believe these types of stocks have potential to reward investors over the long term, many did not perform as well as lower-quality stocks during the period, particularly those in the pharmaceutical industry. Our strategic positioning in managed care and health-care services stocks contributed positively to performance. Stocks of pharmaceutical benefit management companies also contributed positively to results during the period. In biotechnology, our avoidance of Genentech hurt performance as this stock surged in response to positive data on a key product in development, taking many investors by surprise. However, several other biotechnology holdings helped returns during the period and we have increased the fund's position in some biotech stocks.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                           as of 2/28/03      as of 8/31/03

Pharmaceuticals                62.1%              59.7%

Biotechnology                   8.9%              14.4%

Medical technology             11.8%              13.2%

Health-care services           15.1%               9.9%

Photography/Imaging             0.5%               0.3%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Among the stocks that made a positive contribution to performance was Gilead Sciences, Inc. Gilead is a biotechnology company that specializes in products for patients with life-threatening diseases. Gilead stock climbed when sales of Viread, an HIV drug, exceeded expectations. Another biotechnology stock that contributed positively to your fund's returns was Amgen, Inc. The world's largest biotech company, Amgen benefited from the success of Aranesp, a longer-lasting version of Amgen's blockbuster anemia drug Epogen.

Within health-care services, the fund benefited by not owning Tenet Healthcare Corp. for most of the annual period. The stock of this company, which manages hospitals and other health-care facilities, performed poorly in the wake of investigations into its billing of Medicare patients. Toward the close of the period, we began adding Tenet stock to the portfolio because we believe it offers an attractive long-term growth opportunity. Also within health-care services, fund performance was helped by pharmacy benefit management companies such as Express Scripts, Inc. These companies provide services, such as mail order pharmacy services and clinical management programs, for HMOs and other businesses.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Pfizer, Inc.
   Pharmaceuticals

 2 Johnson & Johnson
   Pharmaceuticals

 3 Amgen, Inc.
   Biotechnology

 4 Medtronic, Inc.
   Medical technology

 5 Novartis AG (Switzerland)
   Pharmaceuticals

 6 Abbott Laboratories
   Pharmaceuticals

 7 GlaxoSmithKline PLC ADR (United Kingdom)
   Pharmaceuticals

 8 Wyeth
   Pharmaceuticals

 9 Merck & Co., Inc.
   Pharmaceuticals

10 Eli Lilly & Co.
   Pharmaceuticals

Footnote reads:
These holdings represent 55.4% of the fund's net assets as of 8/31/03. The fund's holdings will change over time.


Despite overall positive returns for your fund, some holdings had a negative effect on performance during the period, including the fund's largest holding, Pfizer, Inc. the world's largest drug maker. Other firms will be introducing new drugs to compete with Viagra, Pfizer's renowned impotence drug, and Lipitor, its cholesterol-lowering drug. Despite short-term performance weakness, Pfizer remains in the fund's portfolio. We believe that the company's research strength, powerful product line, and sales and marketing expertise offer strong long-term growth prospects. Other drug stocks that had a negative impact on performance during the period were King Pharmaceuticals, Inc. and Swiss drug company Novartis. In the biotechnology sector, the fund's relative performance was hurt by the fact that Genentech stock was not in the portfolio. The stock soared when test results for the company's cancer drug, Avastin, far exceeded expectations.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Health Sciences Team. The members of the team are Terrence Norchi (Portfolio Leader), Cole Lannum (Portfolio Member), Bobe Simon (Portfolio Member), and Joshua Brooks.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As we enter a new fiscal year, we are optimistic about the long-term outlook for the health-care sector. At the same time, we have begun to see signs of stability -- and perhaps recovery -- in the U.S. economy, prompted by low interest rates, changing tax laws, tremendous cost control efforts by corporations, and early signs of improvement in corporate earnings. We recognize that the health-care sector may continue to struggle with political and regulatory issues such as Medicare reform, as well as profound rhetoric from Washington, D.C., especially as we approach a presidential election year. However, this may also create additional opportunities.

Thanks in part to favorable demographic trends, we believe health-care stocks offer many promising growth opportunities. Regardless of what is happening in the global financial markets, people will continue to get sick and will need health care. In addition, the aging U.S. population creates a natural opportunity for companies in your fund's portfolio, as older Americans will drive demand for new and better health-care products and services. And while we've witnessed the development of many impressive new drugs and health-care technology over the last decade, new solutions will always be needed. Many of today's drugs and treatments take care of symptoms, but don't prevent or cure diseases. As always, we remain committed to your fund's strategy of diversifying across a range of health-care industries while keeping a strategic eye on market conditions.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund concentrates its investments in one sector and involves more risk than a fund that invests more broadly.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended August 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

----------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 8/31/03
----------------------------------------------------------------------------------------------
                       Class A         Class B           Class C         Class M      Class R
(inception dates)     (5/28/82)        (3/1/93)         (7/26/99)        (7/3/95)    (1/21/03)
----------------------------------------------------------------------------------------------
                    NAV      POP      NAV    CDSC      NAV     CDSC     NAV     POP      NAV
----------------------------------------------------------------------------------------------
1 year              5.85%   -0.24%    5.06%   0.06%    5.06%    4.06%   5.32%   1.63%    5.58%
----------------------------------------------------------------------------------------------
5 years            19.46    12.60    15.08   13.15    15.21    15.21   16.55   12.47    17.99
Annual average      3.62     2.40     2.85    2.50     2.87     2.87    3.11    2.38     3.36
----------------------------------------------------------------------------------------------
10 years          225.02   206.31   201.52  201.52   201.85   201.85  209.17  198.38   216.97
Annual average     12.51    11.84    11.67   11.67    11.68    11.68   11.95   11.55    12.23
----------------------------------------------------------------------------------------------
Annual average
(life of fund)     13.56    13.24    12.59   12.59    12.71    12.71   12.88   12.70    13.27
----------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.



------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/03
------------------------------------------------------------------------
                                                         Lipper Health/
                                                         Biotechnology
                                    S&P                  Funds category
                                  500 Index                 average*
------------------------------------------------------------------------
1 year                             12.07%                   19.34%
------------------------------------------------------------------------
5 years                            13.01                    85.68
Annual average                      2.48                    12.37
------------------------------------------------------------------------
10 years                          161.30                   257.74
Annual average                     10.08                    13.33
------------------------------------------------------------------------
Annual average
(life of fund)                     14.09                    15.87
------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 8/31/03, there were 188, 48, and 16 funds, respectively, in this Lipper category.



[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 8/31/93 to 8/31/03

                Fund's class A          S&P 500
                shares at POP            Index

8/31/93             9,425               10,000
8/31/94            11,628               10,547
8/31/95            14,512               12,809
8/31/96            18,012               15,208
8/31/97            23,857               21,390
8/31/98            25,641               23,121
8/31/99            30,896               32,329
8/31/00            42,671               37,605
8/31/01            35,973               28,433
8/31/02            28,940               23,317
8/31/03           $30,631              $26,130

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $30,152 and $30,185, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $30,917 ($29,838 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $31,697. See first page of performance section for performance calculation method.

-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 8/31/03
-------------------------------------------------------------------------------
                Class A       Class B       Class C       Class M       Class R
-------------------------------------------------------------------------------
Share value:   NAV    POP       NAV           NAV        NAV    POP       NAV
-------------------------------------------------------------------------------
8/31/02      $50.99  $54.10   $47.46        $49.82     $49.23  $51.02        --
-------------------------------------------------------------------------------
1/21/03**        --      --       --            --         --      --    $50.74
-------------------------------------------------------------------------------
8/31/03       53.97   57.26    49.86         52.34      51.85   53.73     53.89
-------------------------------------------------------------------------------

 * The fund did not make any distributions during the period.

** Inception date of class R shares.


-------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------------------------
                       Class A         Class B         Class C         Class M     Class R
(inception dates)     (5/28/82)        (3/1/93)       (7/26/99)        (7/3/95)   (1/21/03)
-------------------------------------------------------------------------------------------
                     NAV     POP     NAV     CDSC     NAV    CDSC     NAV     POP     NAV
-------------------------------------------------------------------------------------------
1 year             12.32%   5.86%  11.49%    6.49%  11.49%  10.49%  11.77%   7.85%  12.05%
-------------------------------------------------------------------------------------------
5 years             8.94    2.68    4.92     3.16    5.05    5.05    6.26    2.54    7.59
Annual average      1.73    0.53    0.96     0.62    0.99    0.99    1.22    0.50    1.47
-------------------------------------------------------------------------------------------
10 years          227.74  208.88  203.94   203.94  204.33  204.33  211.74  200.81  219.65
Annual average     12.60   11.94   11.76    11.76   11.77   11.77   12.04   11.64   12.32
-------------------------------------------------------------------------------------------
Annual average
(life of fund)     13.58   13.27   12.62    12.62   12.74   12.74   12.91   12.72   13.30
-------------------------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


Comparative indexes

S&P 500 Index is an unmanaged index of common stock performance.

Goldman Sachs Healthcare Index is an unmanaged index of common stock performance within the health-care sector.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Citigroup (formerly Salomon Smith Barney) World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees and Shareholders of
Putnam Health Sciences Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Health Sciences Trust (the "fund") at August 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 8, 2003


The fund's portfolio
August 31, 2003

Common stocks (97.6%) (a)
Number of shares                                                          Value

Biotechnology (14.4%)
-------------------------------------------------------------------------------
     3,487,600 Amgen, Inc. (NON)                                   $229,832,840
       265,800 Biogen, Inc. (NON)                                    10,488,468
       185,800 Connetics Corp. (NON)                                  3,481,892
     1,109,400 Genentech, Inc. (NON)                                 88,086,360
     1,143,100 Genzyme Corp. (NON)                                   53,897,165
       860,900 Gilead Sciences, Inc. (NON)                           57,422,030
     1,659,800 IDEC Pharmaceuticals Corp. (NON)                      57,678,050
       132,494 IDEXX Laboratories, Inc. (NON)                         5,513,075
       468,884 MedImmune, Inc. (NON)                                 16,349,985
       656,200 Millennium Pharmaceuticals, Inc.
               (NON)                                                  9,121,180
        13,700 Nexia Biotechnologies, Inc. (Canada)
               (NON)                                                     10,371
       296,241 Nexia Biotechnologies, Inc. 144A
               (Canada) (NON)                                           224,247
        79,200 Trimeris, Inc. (NON)                                   3,377,880
                                                                 --------------
                                                                    535,483,543

Health Care Services (9.9%)
-------------------------------------------------------------------------------
        95,347 AdvancePCS (NON)                                       3,831,042
       823,800 AmerisourceBergen Corp.                               47,953,398
       260,600 Anthem, Inc. (NON)                                    19,075,920
       158,500 Apria Healthcare Group, Inc. (NON)                     4,105,150
     1,702,860 Cardinal Health, Inc.                                 96,943,820
       781,000 Caremark Rx, Inc. (NON)                               19,626,530
       439,600 CIGNA Corp.                                           20,960,128
       246,700 Community Health Systems, Inc. (NON)                   5,671,633
       355,800 Express Scripts, Inc. Class A (NON)                   23,059,398
       530,900 Health Management Associates, Inc.                    11,828,452
       198,495 Medico Health Solutions, Inc. (NON)                    5,299,818
       279,400 Omnicare, Inc.                                         9,471,660
       639,100 Steris Corp. (NON)                                    14,967,722
     1,135,700 Tenet Healthcare Corp. (NON)                          18,227,985
       179,200 Triad Hospitals, Inc. (NON)                            5,806,080
       946,900 UnitedHealth Group, Inc.                              46,805,267
        84,100 Universal Health Services, Inc.
               Class B (NON)                                          4,186,498
       168,300 Wellpoint Health Networks, Inc.
               (NON)                                                 13,127,400
                                                                 --------------
                                                                    370,947,901

Medical Technology (13.2%)
-------------------------------------------------------------------------------
     1,406,700 Amersham PLC (United Kingdom)                         11,346,667
     1,091,900 Baxter International, Inc.                            30,682,390
       155,300 Beckman Coulter, Inc.                                  6,887,555
       485,600 Biomet, Inc.                                          14,436,888
     1,085,800 Boston Scientific Corp. (NON)                         65,256,580
       183,800 C.R. Bard, Inc.                                       12,314,600
       110,303 Charles River Laboratories
               International, Inc. (NON)                              3,943,332
       134,100 DENTSPLY International, Inc.                           5,866,875
       126,370 Diagnostic Products Corp.                              4,789,423
       332,100 Edwards Lifesciences Corp. (NON)                       9,444,924
     4,132,800 Medtronic, Inc.                                      204,904,224
        21,000 Nobel Biocare AB (acquired 7/2/02
               and 7/10/02,  cost $1,346,364)
               (Sweden) (NON)(RES)                                    1,660,725
     1,109,930 St. Jude Medical, Inc. (NON)                          57,794,055
        49,700 Synthes-Stratec, Inc. (Switzerland)                   40,428,724
       196,070 Varian Medical Systems, Inc. (NON)                    10,950,510
       236,900 Zimmer Holdings, Inc. (NON)                           12,257,206
                                                                 --------------
                                                                    492,964,678

Pharmaceuticals (59.7%)
-------------------------------------------------------------------------------
     4,874,200 Abbott Laboratories                                  196,430,260
       767,500 Allergan, Inc.                                        60,985,550
       182,300 Angiotech Pharmaceuticals, Inc.
               (Canada) (NON)                                         7,838,900
     1,347,700 AstraZeneca PLC (United Kingdom)                      51,795,992
     2,413,800 AstraZeneca PLC ADR (United Kingdom)                  95,707,170
       275,900 Barr Laboratories, Inc. (NON)                         18,670,153
       472,400 Biovail Corp. (Canada) (NON)                          19,618,772
       244,700 Cephalon, Inc. (NON)                                  10,852,445
     2,206,700 Forest Laboratories, Inc. (NON)                      103,714,900
     4,875,300 GlaxoSmithKline PLC ADR (United
               Kingdom)                                             189,307,899
       566,200 IVAX Corp. (NON)                                      11,210,760
     4,872,000 Johnson & Johnson                                    241,553,760
     1,967,200 King Pharmaceuticals, Inc. (NON)                      27,639,160
     1,997,400 Lilly (Eli) & Co.                                    132,887,022
     3,291,800 Merck & Co., Inc.                                    165,643,376
     5,368,900 Novartis AG (Switzerland)                            197,470,611
    10,570,123 Pfizer, Inc. (SEG)                                   316,258,080
       214,000 Roche Holding AG (Switzerland)                        16,391,587
       263,500 Sanofi-Synthelabo SA (France)                         14,810,639
       366,100 Schering AG (Germany)                                 14,778,031
     2,005,370 Taisho Pharmaceutical Co., Ltd.
               (Japan)                                               29,394,674
     1,732,400 Takeda Chemical Industries, Ltd.
               (Japan)                                               62,666,964
       285,100 Terumo Corp. (Japan)                                   5,510,892
       282,500 Watson Pharmaceuticals, Inc. (NON)                    11,610,750
     4,415,900 Wyeth                                                189,221,315
     1,243,800 Yamanouchi Pharmaceutical Co., Ltd.
               (Japan)                                               32,624,962
                                                                 --------------
                                                                  2,224,594,624

Photography/Imaging (0.3%)
-------------------------------------------------------------------------------
       444,000 Olympus Optical Co., Ltd. (Japan)                     10,199,897

Retail (0.1%)
-------------------------------------------------------------------------------
        95,400 NBTY, Inc. (NON)                                       2,523,332
                                                                 --------------
               Total Common stocks (cost $3,103,189,297)         $3,636,713,975

Convertible preferred stocks (--%) (a) (cost $3,002,107)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       342,000 Third Wave Technologies, Inc.
               Ser. F, 10.00% cv. pfd.                               $1,422,720

Purchased options outstanding (--%) (a)              Expiration date/
Contract amount                                      strike price         Value
-------------------------------------------------------------------------------
       390,579 Forest Laboratories, Inc. (Put)       Sep 03/
                                                     42.68 USD         $225,168
       390,579 Forest Laboratories, Inc. (Put)       Sep 03/
                                                     41.68 USD          184,626
                                                                 --------------
               Total Purchased options outstanding
               (cost $1,552,083)                                       $409,794

Short-term investments (4.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $70,160,768 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               0.82% to 1.08% and  due dates
               ranging from September 2, 2003 to
               October 24, 2003 (d)                                 $70,116,659
    85,806,688 Short-term investments held in
               Putnam commingled  cash account with
               yields ranging from 0.94% to 1.22%
               and due dates ranging from
               September 2, 2003 to  October 22,
               2003 (d)                                              85,806,688
                                                                 --------------
               Total Short-term investments
               (cost $155,923,347)                                 $155,923,347

-------------------------------------------------------------------------------
               Total Investments
               (cost $3,263,666,834)                             $3,794,469,836
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,726,786,759.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2003 was $1,660,725, or less than 0.1% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for written options at August 31, 2003.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at August 31, 2003: (as a percentage of Market Value)

         Japan                    3.7%
         Switzerland              6.7
         United Kingdom           9.2
         United States           78.9
         Other                    1.5
                         ------------
         Total                  100.0%


Forward currency contracts to buy at August 31, 2003
(aggregate face value $101,845,593)

                                                        Unrealized
                     Market     Aggregate  Delivery   appreciation/
                      value    face value      date  (depreciation)
------------------------------------------------------------------
Danish Krone    $16,001,791   $16,479,283   9/17/03      $(477,492)
Euro             70,405,257    69,475,296  12/17/03        929,961
Swiss Franc      16,036,949    15,891,014   2/17/03        145,935
------------------------------------------------------------------
                                                          $598,404
------------------------------------------------------------------

Forward currency contracts to sell at August 31, 2003
(aggregate face value $113,392,531)

                       Market   Aggregate  Delivery     Unrealized
                        value  face value      date   depreciation
------------------------------------------------------------------
British Pounds    $72,787,316  $72,385,18  12/17/03      $(402,129)
Canadian Dollar     7,863,311   7,796,346  12/17/03        (66,965)
Japanese Yen       33,429,264  33,210,998  12/17/03       (218,266)
------------------------------------------------------------------
                                                         $(687,360)
------------------------------------------------------------------

Written options outstanding at August 31, 2003
(premium received $509,549)
                                          Expiration
Contract                                  date/               Market
amount                                    strike price         value
--------------------------------------------------------------------
390,579  Forest Laboratories, Inc. (Put)  Sep 03/ 40.28 USD  $50,776
390,579  Forest Laboratories, Inc. (Put)  Sep 03/ 39.36 USD   31,246
--------------------------------------------------------------------
                                                             $82,022
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
August 31, 2003

Assets
------------------------------------------------------------------------------
Investments in securities, at value, including $68,807,299 of
securities on loan (identified cost $3,263,666,834) (Note 1)    $3,794,469,836
------------------------------------------------------------------------------
Foreign currency (cost $2,141) (Note 1)                                  2,031
------------------------------------------------------------------------------
Dividends, interest and other receivables                            8,584,205
------------------------------------------------------------------------------
Receivable for shares of the fund sold                               1,948,622
------------------------------------------------------------------------------
Receivable for securities sold                                      27,368,537
------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)              1,075,896
------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)            3,173,487
------------------------------------------------------------------------------
Total assets                                                     3,836,622,614

Liabilities
------------------------------------------------------------------------------
Payable for securities purchased                                    14,618,907
------------------------------------------------------------------------------
Payable for shares of the fund repurchased                           5,762,786
------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                         5,357,813
------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             821,032
------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 233,713
------------------------------------------------------------------------------
Payable for administrative services (Note 2)                             2,897
------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                               2,219,195
------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                 1,164,852
------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)               8,858,751
------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$509,549) (Note 1)                                                      82,022
------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  70,116,659
------------------------------------------------------------------------------
Other accrued expenses                                                 597,228
------------------------------------------------------------------------------
Total liabilities                                                  109,835,855
------------------------------------------------------------------------------
Net assets                                                      $3,726,786,759

Represented by
------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                 $3,347,909,420
------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        13,143,717
------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (165,482,579)
------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  531,216,201
------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                              $3,726,786,759

Computation of net asset value and offering price
------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,243,356,648 divided by 41,565,165 shares)                           $53.97
------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $53.97)*                 $57.26
------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,334,169,975 divided by 26,760,651 shares)**                         $49.86
------------------------------------------------------------------------------
Net asset value and offering price per class C share
($66,802,797 divided by 1,276,375 shares)**                             $52.34
------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($50,605,395 divided by 976,003 shares)                                 $51.85
------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $51.85)*                 $53.73
------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class
R share ($1,062 divided by 20 shares)                                   $53.89
------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y
share ($31,850,882 divided by 584,903 shares)                           $54.45
------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended August 31, 2003

Investment income:
----------------------------------------------------------------------------
Dividends (net of foreign tax of $2,071,614)                     $47,481,993
----------------------------------------------------------------------------
Interest                                                             687,574
----------------------------------------------------------------------------
Securities lending                                                   135,766
----------------------------------------------------------------------------
Total investment income                                           48,305,333

Expenses:
----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                  20,871,486
----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                     6,082,497
----------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                           101,930
----------------------------------------------------------------------------
Administrative services (Note 2)                                      41,849
----------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                              5,744,606
----------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                             13,746,904
----------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                676,768
----------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                410,800
----------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      3
----------------------------------------------------------------------------
Other                                                              4,441,167
----------------------------------------------------------------------------
Total expenses                                                    52,118,010
----------------------------------------------------------------------------
Expense reduction (Note 2)                                          (948,206)
----------------------------------------------------------------------------
Net expenses                                                      51,169,804
----------------------------------------------------------------------------
Net investment loss                                               (2,864,471)
----------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                (104,800,161)
----------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                   (5,635,207)
----------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)       16,027,709
----------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  45,313
----------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                    23,187
----------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts,
and written options during the year                              292,965,267
----------------------------------------------------------------------------
Net gain on investments                                          198,626,108
----------------------------------------------------------------------------
Net increase in net assets resulting from operations            $195,761,637
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets
                                                         Year ended August 31
Decrease in net assets                                  2003              2002
------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------
Net investment loss                              $(2,864,471)     $(12,905,422)
------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                    (94,362,346)       74,407,547
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               292,988,454    (1,177,871,919)
------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        195,761,637    (1,116,369,794)
------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
------------------------------------------------------------------------------
  From net realized long-term gain on investments
    Class A                                               --      (124,018,826)
------------------------------------------------------------------------------
    Class B                                               --       (90,297,516)
------------------------------------------------------------------------------
    Class C                                               --        (3,944,088)
------------------------------------------------------------------------------
    Class M                                               --        (3,523,854)
------------------------------------------------------------------------------
    Class Y                                               --          (961,316)
------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (550,030,403)     (534,581,307)
------------------------------------------------------------------------------
Total decrease in net assets                    (354,268,766)   (1,873,696,701)

Net assets
------------------------------------------------------------------------------
Beginning of year                              4,081,055,525     5,954,752,226
------------------------------------------------------------------------------
End of year (including undistributed net
investment income and accumulated net
investment loss of $13,143,717 and $19,523,
respectively)                                 $3,726,786,759    $4,081,055,525
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------

Per-share                                                                 Year ended August 31
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $50.99          $65.80          $82.19          $59.51          $53.50
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                   .11             .04            (.09)           (.08)           (.07)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        2.87          (12.41)         (12.12)          22.76           11.09
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             2.98          (12.37)         (12.21)          22.68           11.02
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                   --              --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --           (2.44)          (4.18)             --           (4.98)
-----------------------------------------------------------------------------------------------------------------------
From return of
capital                                             --              --              --              --            (.03)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                 --           (2.44)          (4.18)             --           (5.01)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $53.97          $50.99          $65.80          $82.19          $59.51
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            5.85          (19.55)         (15.70)          38.11           20.50
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                              $2,243,357      $2,443,292      $3,373,822      $3,942,734      $2,883,732
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.07            1.00             .96             .93             .95
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                          .22             .06            (.13)           (.12)           (.11)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           52.52           64.55           47.86           67.34           79.12
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------

Per-share                                                                 Year ended August 31
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $47.46          $61.85          $78.08          $56.96          $51.74
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                           (.26)           (.39)           (.61)           (.56)           (.50)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        2.66          (11.56)         (11.44)          21.68           10.73
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             2.40          (11.95)         (12.05)          21.12           10.23
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --           (2.44)          (4.18)             --           (4.98)
-----------------------------------------------------------------------------------------------------------------------
From return of
capital                                             --              --              --              --            (.03)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                 --           (2.44)          (4.18)             --           (5.01)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $49.86          $47.46          $61.85          $78.08          $56.96
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            5.06          (20.14)         (16.35)          37.08           19.61
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                              $1,334,170      $1,475,577      $2,354,988      $2,877,594      $2,141,640
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.82            1.75            1.71            1.68            1.70
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                         (.53)           (.69)           (.88)           (.87)           (.86)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           52.52           64.55           47.86           67.34           79.12
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------------
                                                                                                               For the
                                                                                                                period
                                                                                                              July 26,
                                                                                                              1999+ to
Per-share                                                         Year ended August 31                       August 31
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $49.82          $64.81          $81.60          $59.48          $59.32
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                           (.27)           (.40)           (.61)           (.64)           (.04)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        2.79          (12.15)         (12.00)          22.76             .20
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             2.52          (12.55)         (12.61)          22.12             .16
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --           (2.44)          (4.18)             --              --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                 --           (2.44)          (4.18)             --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $52.34          $49.82          $64.81          $81.60          $59.48
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            5.06          (20.14)         (16.32)          37.19             .27*
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $66,803         $72,725        $103,940         $82,117          $3,770
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.82            1.75            1.71            1.68             .17*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                         (.53)           (.69)           (.86)           (.89)           (.09)*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           52.52           64.55           47.86           67.34           79.12
-----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------

Per-share                                                                 Year ended August 31
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $49.23          $63.91          $80.34          $58.47          $52.87
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                           (.14)           (.26)           (.45)           (.41)           (.37)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        2.76          (11.98)         (11.80)          22.28           10.98
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             2.62          (12.24)         (12.25)          21.87           10.61
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --           (2.44)          (4.18)             --           (4.98)
-----------------------------------------------------------------------------------------------------------------------
From return of
capital                                             --              --              --              --            (.03)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                 --           (2.44)          (4.18)             --           (5.01)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $51.85          $49.23          $63.91          $80.34          $58.47
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            5.32          (19.94)         (16.13)          37.40           19.93
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $50,605         $60,932         $95,388        $122,066         $93,216
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.57            1.50            1.46            1.43            1.45
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                         (.28)           (.44)           (.64)           (.62)           (.61)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           52.52           64.55           47.86           67.34           79.12
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-----------------------------------------------------------------------------------------------------------------------
                                                                                                               For the
                                                                                                                period
                                                                                                           January 21,
                                                                                                              2003+ to
Per-share                                                                                                    August 31
operating performance                                                                                             2003
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                             $50.74
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                                                                           (.01)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                               3.16
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                             3.15
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                   $53.89
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                            6.21*
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                      $1
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                          .82*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                                                         (.02)*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                           52.52
-----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------------------------
                                                                                                               For the
                                                                                                                period
                                                                                                              April 4,
                                                                                                              2000+ to
Per-share                                                                 Year ended August 31               August 31
operating performance                                             2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                             $51.31          $66.03          $82.28          $70.52
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                          .26             .20             .09             .03
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                        2.88          (12.48)         (12.16)          11.73
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                             3.14          (12.28)         (12.07)          11.76
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                      --           (2.44)          (4.18)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                 --           (2.44)          (4.18)             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                   $54.45          $51.31          $66.03          $82.28
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                            6.12          (19.34)         (15.50)          16.68*
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                 $31,851         $28,530         $26,614         $31,768
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                          .82             .75             .71             .28*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                          .48             .33             .12             .04*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                           52.52           64.55           47.86           67.34
-----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
August 31, 2003

Note 1
Significant accounting policies

Putnam Health Sciences Trust (the "fund") is registered under the
Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in the common stocks of companies in the health sciences industries.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2003, the value of securities loaned amounted to $68,807,299. The fund received cash collateral of $70,116,659, which is pooled with collateral of other Putnam funds into 33 issuers of high grade short-term investments.

H) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At August 31, 2003, the fund had a capital loss carryover of $80,949,626 available to the extent allowed by tax law to offset future net capital gain, if any. This capital loss carryover will expire on August 31, 2011.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2004, $30,468,338 of losses recognized during the period November 1, 2002 to August 31, 2003.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals and realized and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2003, the fund reclassified $16,027,711 to increase undistributed net investment income, with an increase to accumulated net realized losses of $16,027,711.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $637,932,861
Unrealized depreciation           (161,194,474)
                               ---------------
Net unrealized appreciation        476,738,387
Undistributed ordinary income       13,188,477
Capital loss carryforward          (80,949,626)
Post October loss                  (30,468,338)
Cost for federal income
tax purposes                    $3,317,731,449


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2003, the fund's expenses were reduced by $948,206 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,094 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $319,664 and $5,183 from the sale of class A and class M shares, respectively, and received $2,593,038 and $8,363 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2003, Putnam Retail Management, acting as underwriter, received $4,345 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended August 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,973,390,703 and $2,506,017,875, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                           --               $--
----------------------------------------------------------------
Options opened                         840,006           554,862
Options expired                        (58,848)          (45,313)
Options closed                              --                --
----------------------------------------------------------------
Written options
outstanding
at end of year                         781,158          $509,549
----------------------------------------------------------------

Note 4
Capital shares

At August 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,754,184      $143,414,086
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,754,184       143,414,086

Shares repurchased                  (9,103,976)     (468,145,168)
----------------------------------------------------------------
Net decrease                        (6,349,792)    $(324,731,082)
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,015,386      $483,368,850
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,688,364       107,937,195
----------------------------------------------------------------
                                     9,703,750       591,306,045

Shares repurchased                 (13,066,223)     (754,898,004)
----------------------------------------------------------------
Net decrease                        (3,362,473)    $(163,591,959)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,514,589       $73,174,212
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,514,589        73,174,212

Shares repurchased                  (5,845,049)     (278,157,939)
----------------------------------------------------------------
Net decrease                        (4,330,460)    $(204,983,727)
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,392,612      $194,412,417
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,263,688        75,606,676
----------------------------------------------------------------
                                     4,656,300       270,019,093

Shares repurchased                 (11,640,833)     (629,103,111)
----------------------------------------------------------------
Net decrease                        (6,984,533)    $(359,084,018)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            190,892        $9,697,168
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       190,892         9,697,168

Shares repurchased                    (374,264)      (18,682,511)
----------------------------------------------------------------
Net decrease                          (183,372)      $(8,985,343)
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            365,590       $21,802,153
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        51,922         3,261,241
----------------------------------------------------------------
                                       417,512        25,063,394

Shares repurchased                    (561,546)      (31,822,027)
----------------------------------------------------------------
Net decrease                          (144,034)      $(6,758,633)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             69,730        $3,472,869
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        69,730         3,472,869

Shares repurchased                    (331,535)      (16,383,786)
----------------------------------------------------------------
Net decrease                          (261,805)     $(12,910,917)
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            154,937        $9,147,125
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        51,657         3,200,145
----------------------------------------------------------------
                                       206,594        12,347,270

Shares repurchased                    (461,341)      (25,933,711)
----------------------------------------------------------------
Net decrease                          (254,747)     $(13,586,441)
----------------------------------------------------------------

                            For the period from January 21, 2003
                                    (commencement of operations)
                                              to August 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 20            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                            20             1,000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                20            $1,000
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            177,138        $9,279,083
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       177,138         9,279,083

Shares repurchased                    (148,220)       (7,699,417)
----------------------------------------------------------------
Net increase                            28,918        $1,579,666
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            258,053       $14,405,718
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        14,969           961,316
----------------------------------------------------------------
                                       273,022        15,367,034

Shares repurchased                    (120,071)       (6,927,290)
----------------------------------------------------------------
Net increase                           152,951        $8,439,744
----------------------------------------------------------------

At August 31, 2003, Putnam, LLC owned 20 class R shares of the fund (100% of class R shares outstanding), valued at $1,062.


Federal tax information
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2003, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice President and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.


Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

Lawrence J. Lasser* (11/1/42), Trustee since 1992

Mr. Lasser is the President and Chief Executive Officer of Putnam
Investments, LLC since 1985. He started his career at Putnam in 1969.

Mr. Lasser is a Director of Marsh & McLennan Companies, Inc. (the parent company of Putnam Investments). He is also a member of the Board of Governors of the Investment Company Institute (the national association for the U.S. investment company industry). Mr. Lasser is a Director of the United Way of Massachusetts Bay, a Trustee of the Museum of Fine Arts, Boston, and a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston. He is also a member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

Mr. Lasser is a graduate of Antioch College and Harvard Business School.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000 Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2003, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund +
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Health Sciences Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

----------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
----------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


AN008-203382  021/335/2AB  10/03


Not FDIC Insured   May Lose Value   No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Health Sciences Trust
Supplement to Annual Report dated 8/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 8/31/03

                                                                        NAV

1 year                                                                 6.12%
5 years                                                               20.49
Annual average                                                         3.80
10 years                                                             227.82
Annual average                                                        12.61
Life of fund (since class A inception, 5/28/82)
Annual average                                                        13.60

Share value:                                                            NAV

8/31/02                                                              $51.31
8/31/03                                                              $54.45

----------------------------------------------------------------------------

Distributions: The fund did not make any distributions during this period.

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: October 29, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: October 29, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: October 29, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: October 29, 2003